Exhibit 10.2.1
OPTIONEE:
DATE OF GRANT:
EXERCISE PRICE:
COVERED SHARES:
GENVEC, INC.
2002 STOCK INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT

1.  Definitions. In this Agreement, capitalized terms used herein and not defined elsewhere herein shall have the following meanings:

1.1  “Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company either directly or indirectly.

1.2   “Agreement” means this Incentive Stock Option Agreement.

1.3  “Board” means the Board of Directors of the Company.

1.4  “Cause” means:

(a) the willful and continued failure of the Optionee to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness);

(b) the willful engaging by the Optionee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates;

(c) personal dishonesty or breach of fiduciary duty to the Company or any of its Affiliates that in either case results or was intended to result in personal profit to the Optionee at the expense of the Company or any of its Affiliates; or

(d) willful violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment or supervisory agreement, which violation is materially and demonstrably injurious to the Company or any of its Affiliates.

For purposes of the preceding clauses, no act or failure to act, on the part of the Optionee, shall be considered "willful" unless it is done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that the Optionee’s action or omission was in the best interests of the Company or any of its Affiliates. Any act, or failure to act, based upon prior approval given by the Board or upon the instructions or with the approval of the Optionee's superior or based upon the advice of counsel for the Company or any of its Affiliates, shall be conclusively presumed to be done, or omitted to be done, by the Optionee in good faith and in the best interests of the Company or any of its Affiliates.

1.5   A "Change in Control" means the occurrence of any of the following events:

(a) any Person or Persons acting together, excluding employee benefit plans of the Company, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 or any successor provisions thereto), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

(b) the Company's stockholders approve (or, in the event no approval of the Company's stockholders is required, the Company consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) the Company's outstanding securities, (ii) the surviving entity's outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's assets (other than a transfer to a Subsidiary); or

(d) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

1.6   “Code” means the Internal Revenue Code of 1986, as amended.

1.7  “Committee” means the committee(s), subcommittee(s), or person(s) charged, pursuant to the provisions of the Plan, with the administration of the Plan.

1.8  “Common Stock” means the common stock, par value $ 0.001 per share, of the Company.

1.9  “Company” means GENVEC, Inc., a Delaware corporation, and any successor thereto.

1.10 “Covered Shares” means the shares of Common Stock subject to the Option.

1.11 “Date of Exercise” means the date on which the Company receives notice pursuant to Section 5(a) of the exercise, in whole or in part, of the Option.

1.12 “Date of Expiration” means the date on which the Option shall expire, which shall be the earliest of the following times:

(a) the date of the first notification to the Optionee that the Optionee’s Service is terminated by the Company or an Affiliate for Cause;

(b) ninety (90) days after termination of the Optionee’s Service for any reason other than by the Company or an Affiliate for Cause, death or Disability; provided, however, that (i) if the Optionee dies during such ninety (90) day period, one (1) year after such termination or (ii) if within two years following a Change in Control either the Optionee’s service is terminated by the Company without Cause or the Optionee terminates service for Good Reason, two (2) years after such termination;

(c) three (3) years after termination of the Optionee’s Service with the Company or an Affiliate by reason of death or Disability; or

(d) ten (10) years after the Date of Grant.

1.13  “Date of Grant” means the date set forth at the beginning of this Agreement.

1.14 “Disability” means the Optionee’s total and permanent disability under the Company's long-term disability plan or policy applicable to the Optionee such that the Optionee becomes eligible to receive long-term disability benefits thereunder.

1.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16 “Exercise Price” means the dollar amount per share of Common Stock set forth on page 1 of this Agreement, as it may be adjusted from time to time pursuant to Section 4 hereof.

1.17 “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select.

1.18 “Good Reason” means:

(a) a reduction by the Company in the Optionee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time;

(b) the Company requiring the Optionee to be based at any office or location that is more than thirty-five (35) miles from the Optionee’s office or location immediately prior to a Change in Control;

(c) the failure by the Company (i) to continue in effect any compensation plan in which the Optionee participates immediately prior to a Change in Control that is material to the Optionee’s total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue the Optionee’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Optionee’s participation relative to other participants, than existed immediately prior to the Change in Control; or

(d) the failure by the Company to continue to provide the Optionee with benefits substantially similar to those enjoyed by the Optionee under any of the Company's pension, life insurance, medical, health and accident, disability or other welfare plans in which the Optionee was participating immediately prior to the Change in Control.

Notwithstanding the forgoing, if the Optionee has entered into a Change in Control Agreement with the Company the definition of “Good Reason” shall have the meaning assigned to it under such Change of Control Agreement.

1.19  “Option” means the stock option granted to the Optionee in Section 2 of this Agreement.

1.20 “Optionee” means the person identified on page 1 of this Agreement.

1.21  “Person” means the term “person” within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof.

1.22 “Plan” means the GENVEC, Inc. 2002 Stock Incentive Plan, as amended from time to time.

1.23  “Service” means, if the Optionee is (a) an employee of the Company and/or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as an employee of the Company, (b) a member of the Board of Directors of the Company and/or any of its Affiliates but not an employee of the Company and/or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as a member of such Board of Directors, or (c) a consultant or independent contractor to the Company or any of its Affililiates (as determined by the Committee in its discretion) and is not described in the preceding clause (b), the Optionee’s service as a consultant or independent contractor to the Company and/or any of its Affiliates. The Optionee’s Service shall not be treated as having terminated if the capacity in which the Optionee provides Service, as described in the preceding sentence, changes, provided that the Optionee’s Service is continuous notwithstanding such change.

2.  Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee, as of the Date of Grant, the Option to purchase from the Company that number of shares identified as the “Covered Shares” on page 1 of this Agreement, exercisable at the Exercise Price.

3.  Terms of the Option.

3.1  Type of Option. The Option is intended to be an incentive stock option under Section 422 of the Code; provided, however, that to the extent that, during any calendar year, the Option becomes exercisable for the first time with respect to Shares having an aggregate fair market value in excess of the limit imposed by Section 422(d) of the Code or all or any portion of the Option does not otherwise qualify as an incentive stock option under Section 422 of the Code, (a) the Option shall be treated as a nonstatutory stock option and not as an incentive stock option, and (b) upon any exercise of the Option, the Optionee shall be required to designate the extent to which the exercise of the Option is with respect to that portion, if any, of the Option that is a nonstatutory stock option and that portion, if any, of the Option that is an incentive stock option. If, as of the same date, the Optionee exercises the Option with respect to a portion of the Option that is an incentive stock option and with respect to a portion of the Option that is a nonstatutory stock option, the Company shall issue separate certificates to the Optionee representing (i) those Shares that were acquired pursuant to the exercise of an incentive stock option (which Shares shall be identified on the Company’s stock transfer records as such), and (ii) those Shares that were acquired pursuant to the exercise of a nonstatutory stock option.

3.2  Option Period; Exercisability. The Option may be exercised in whole shares during the period commencing on the Date of Grant and terminating on the Date of Expiration, as follows:

(a) no part of the Option may be exercised during the six (6) months following the Date of Grant or at any time after the Date of Expiration;

(b) beginning six months after the Date of Grant, the Option may be exercised as to a maximum of six-forty-eighth (6/48th) of the Covered Shares;

(c) beginning on the first day of each month thereafter, the Option may be exercised as to an additional one-forty-eighth (1/48th) of the Covered Shares until the Option is exercisable as to all of the Covered Shares.

Notwithstanding the foregoing, in the event that within two (2) years following a Change in Control the Optionee’s Service is terminated by the Company and/or its Affiliates without Cause or the Optionee terminates the Optionee’s Service for Good Reason or in the event of termination of the Optionee’s Service by reason of Disability or death the Option shall thereupon become exercisable at any time prior to the Date of Expiration, as to the full number of Covered Shares. In no event shall the number of Covered Shares as to which the Option is exercisable increase after termination of the Optionee’s Service.

3.3  Nontransferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee, or, in the event of the Optionee’s legal disability, by the Optionee’s legal representative.

3.4  Payment of the Exercise Price. The Optionee, upon exercise, in whole or in part, of the Option, may pay the Exercise Price by any or all of the following means, either alone or in combination:

(a) cash or check payable to the order of the Company;

(b) if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system delivery (either actual or constructive) of shares of unencumbered Common Stock (provided that such shares, if acquired under the Option or under any other option or award granted under the Plan or any other plan sponsored or mentioned by the Company, have been held by the Optionee for at least six (6) months) that have an aggregate Fair Market Value on the Date of Exercise equal to that portion of the Exercise Price being paid by delivery of such shares; or

(c) if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system and in accordance with such rules as may be specified by the Committee, delivery to the Company of a properly executed exercise notice and irrevocable instructions to a registered securities broker promptly to deliver to the Company cash equal to the Exercise Price for that portion of the Option being exercised.

4.  Capital Adjustments. The number of Covered Shares as to which the Option has not been exercised, the Exercise Price, and the type of stock or other consideration to be received on exercise of the Option shall be subject to such adjustment or change, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, split-ups, spin-offs, recapitalizations, reclassifications, combinations or exchanges of shares, mergers, consolidations, liquidations, or the like, of or by the Company. Any adjustment determined to be appropriate by the Committee shall be conclusive and shall be binding on the Optionee.

5.  Exercise.

5.1  Notice. The Option shall be exercised, in whole or in part (but in no event for less than one hundred (100) Covered Shares or the number of Covered Shares remaining subject to the Option, if less) by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by full payment (or means of full payment permitted by Section 3.4 hereof) of the Exercise Price with respect to that portion of the Option being exercised. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

5.2  Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the satisfaction of any applicable federal, state and local tax withholding requirements. The Optionee may satisfy any such withholding obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Optionee upon exercise of the Option; or (c) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, delivering to the Company already-owned and unencumbered shares of Common Stock. For purposes of this Section 5.2, shares of Common Stock that are withheld or delivered to satisfy applicable withholding taxes shall be valued at their Fair Market Value on the date the withholding tax obligation arises, and in no event shall the aggregate Fair Market Value of the shares of Common Stock withheld and/or delivered pursuant to this Section 5.2 exceed the minimum amount of taxes required to be withheld in connection with exercise of the Option.

5.3  Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares as to which the Option may be exercised in an amount equal to the number of shares of Common Stock as to which the Option is exercised.

6.  Representations. The Optionee agrees that, upon the issuance of any shares of Common Stock upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (a) has received and reviewed a copy of the Plan; (b) is capable of evaluating the merits and risks of exercising the Option and acquiring the shares and able to bear the economic risks of such investment; (c) has made such investigation as he or she deems necessary and appropriate of the business and financial prospects of the Company; and (d) is acquiring the shares for investment only and not with a view to resale or other distribution thereof. The Optionee shall make such other representations and warranties that the Committee may request for the purpose of complying with applicable law.

7.  Transfer of Shares-Early Disposition of Stock. The Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any disposition of shares of Common Stock acquired upon exercise of the Option within two (2) years after the Date of Grant or within one (1) year after such shares were transferred to the Optionee, which notice shall state the number of shares sold or transferred, the date the shares were sold or transferred, and the sale price.

8.  Legends. The Optionee agrees that the certificates evidencing the shares of Common Stock issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect the transfer and other restrictions contained in the Plan, this Agreement, or to comply with applicable laws.

9.  Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement.

10.  Service. Neither the grant of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to employ or retain the Optionee for any period.

11.  Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any rights or benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee.

12.  Governing Law. The validity, construction, interpretation and enforceability of this agreement shall be determined and governed by the laws of the State of Maryland without giving effect to the principles of conflicts of laws.

13.  Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision that is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf by the undersigned, thereunto duly authorized, effective as of the Date of Grant.

ATTEST:        GENVEC, INC.

______________________                            By:_________________________
Tricia J. Richardson      Jeffrey W. Church - CFO, Treasurer
Investor Relations Specialist               & Corporate Secretary

Accepted and agreed to as of the Date of Grant: ___________________________

“EXHIBIT A”
EXERCISE OF OPTION

Board of Directors
GENVEC, Inc.
65 West Watkins Mill Road,
Gaithersburg, MD 20878

Gentlemen:

The undersigned, the Optionee under the Incentive Stock Option Agreement (“Agreement”) identified as Option No. ____—___ granted pursuant to the GENVEC, Inc. 2002 Stock Incentive Plan, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase ___ shares of Common Stock of GENVEC, Inc., par value $0.001 per share (the “Option Shares”), and herewith makes payment of $    in the form of (check all that apply and if more than one is checked, indicate the amount to be paid by each payment method):

[ ] Cash or Check:
[ ] Common Stock:
[ ] Brokerage Transaction:

The undersigned hereby elects to satisfy applicable withholding requirements by (check all that apply and, if more than one is checked, indicate the amount to be withheld by each withholding method):

[ ] Cash or Check:
[ ] Withholding of Common Stock:
[ ] Delivery of Common Stock:

If applicable pursuant to Section 3.1 of the Agreement, the Optionee elects that __________ of the Option Shares shall be treated as being acquired pursuant to the exercise of an incentive stock option and _______ of the Option shares shall be treated as acquired pursuant to the exercise of a nonqualified stock option that is not an incentive stock option.

Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

The undersigned hereby represents as follows:

1. The Optionee has received and reviewed a copy of the Plan and the statutory prospectus relating to the Plan.

2. The certificate(s) for the Option Shares may be legended, for certain officers who may be deemed affiliates of the Company, to the effect that such officers may not reoffer or resell the Option Shares in a transaction which is not registered under the Securities Act of 1933, as amended ("the Act"), except pursuant to the Securities and Exchange Commission's Rule 144 under the Act, or another exemption thereunder.

Date: __________________________________________

______________________________________________
(Signature of Optionee)

Date received by GENVEC, Inc.: ____________________

Received by: ____________________________________

Note: Shares of Common Stock being delivered in payment of all or any part of the Exercise Price must be represented by certificates registered in the name of the Optionee and duly endorsed by the Optionee and by each and every other co-owner in whose name the shares may also be registered.

OPTION NUMBER:
OPTIONEE:
DATE OF GRANT:
EXERCISE PRICE:
COVERED SHARES:
GENVEC, INC.
2002 STOCK INCENTIVE PLAN
NONSTATUTORY STOCK OPTION AGREEMENT

1.  Definitions. In this Agreement, capitalized terms used herein and not defined elsewhere herein shall have the following meanings:

1.1  “Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company either directly or indirectly.

1.2   “Agreement” means this Nonstatutory Stock Option Agreement.

1.3  “Board” means the Board of Directors of the Company.

1.4  “Cause” means:

(a) the willful and continued failure of the Optionee to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness);

(b) the willful engaging by the Optionee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates;

(c) personal dishonesty or breach of fiduciary duty to the Company or any of its Affiliates that in either case results or was intended to result in personal profit to the Optionee at the expense of the Company or any of its Affiliates; or

(d) willful violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment or supervisory agreement, which violation is materially and demonstrably injurious to the Company or any of its Affiliates.

For purposes of the preceding clauses, no act or failure to act, on the part of the Optionee, shall be considered "willful" unless it is done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that the Optionee’s action or omission was in the best interests of the Company or any of its Affiliates. Any act, or failure to act, based upon prior approval given by the Board or upon the instructions or with the approval of the Optionee's superior or based upon the advice of counsel for the Company or any of its Affiliates, shall be conclusively presumed to be done, or omitted to be done, by the Optionee in good faith and in the best interests of the Company or any of its Affiliates.

1.5   A "Change in Control" means the occurrence of any of the following events:

(a) any Person or Persons acting together, excluding employee benefit plans of the Company, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 or any successor provisions thereto), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

(b) the Company's stockholders approve (or, in the event no approval of the Company's stockholders is required, the Company consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) the Company's outstanding securities, (ii) the surviving entity's outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's assets (other than a transfer to a Subsidiary); or

(d) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

1.6   “Code” means the Internal Revenue Code of 1986, as amended.

1.7  “Committee” means the committee(s), subcommittee(s), or person(s) charged, pursuant to the provisions of the Plan, with the administration of the Plan.

1.8  “Common Stock” means the common stock, par value $ 0.001 per share, of the Company.

1.9  “Company” means GENVEC, Inc., a Delaware corporation, and any successor thereto.

1.10  “Covered Shares” means the shares of Common Stock subject to the Option.

1.11  “Date of Exercise” means the date on which the Company receives notice pursuant to Section 5(a) of the exercise, in whole or in part, of the Option.

1.12  “Date of Expiration” means the date on which the Option shall expire, which shall be the earliest of the following times:

(a)  the date of the first notification to the Optionee that the Optionee’s Service is terminated by the Company or an Affiliate for Cause;

(b)  ninety (90) days after termination of the Optionee’s Service for any reason other than by the Company or an Affiliate for Cause, death or Disability; provided, however, that (i) if the Optionee dies during such ninety (90) day period, one (1) year after such termination or (ii) if within two years following a Change in Control either the Optionee’s service is terminated by the Company without Cause or the Optionee terminates service for Good Reason, two (2) years after such termination;

(c)  three (3) years after termination of the Optionee’s Service with the Company or an Affiliate by reason of death or Disability; or

(d)  ten (10) years after the Date of Grant.

1.13   “Date of Grant” means the date set forth at the beginning of this Agreement.

1.14  “Disability” means the Optionee’s total and permanent disability under the Company's long-term disability plan or policy applicable to the Optionee such that the Optionee becomes eligible to receive long-term disability benefits thereunder.

1.15  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16  “Exercise Price” means the dollar amount per share of Common Stock set forth on page 1 of this Agreement, as it may be adjusted from time to time pursuant to Section 4 hereof.

1.17  “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select.

1.18  “Good Reason” means:

(a)  a reduction by the Company in the Optionee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time;

(b)  the Company requiring the Optionee to be based at any office or location that is more than thirty-five (35) miles from the Optionee’s office or location immediately prior to a Change in Control;

(c)  the failure by the Company (i) to continue in effect any compensation plan in which the Optionee participates immediately prior to a Change in Control that is material to the Optionee’s total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue the Optionee’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Optionee’s participation relative to other participants, than existed immediately prior to the Change in Control; or

(d)  the failure by the Company to continue to provide the Optionee with benefits substantially similar to those enjoyed by the Optionee under any of the Company's pension, life insurance, medical, health and accident, disability or other welfare plans in which the Optionee was participating immediately prior to the Change in Control.

Notwithstanding the forgoing, if the Optionee has entered into a Change in Control Agreement with the Company the definition of “Good Reason” shall have the meaning assigned to it under such Change of Control Agreement.

1.19   “Option” means the stock option granted to the Optionee in Section 2 of this Agreement.

1.20  “Optionee” means the person identified on page 1 of this Agreement.

1.21   “Person” means the term “person” within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof.

1.22  “Plan” means the GENVEC, Inc. 2002 Stock Incentive Plan, as amended from time to time.

1.23   “Service” means, if the Optionee is (a) an employee of the Company and/or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as an employee of the Company, (b) a member of the Board of Directors of the Company and/or any of its Affiliates but not an employee of the Company and/or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as a member of such Board of Directors, or (c) a consultant or independent contractor to the Company or any of its Affililiates (as determined by the Committee in its discretion) and is not described in the preceding clause (b), the Optionee’s service as a consultant or independent contractor to the Company and/or any of its Affiliates. The Optionee’s Service shall not be treated as having terminated if the capacity in which the Optionee provides Service, as described in the preceding sentence, changes, provided that the Optionee’s Service is continuous notwithstanding such change.

2.  Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee, as of the Date of Grant, the Option to purchase from the Company that number of shares identified as the “Covered Shares” on page 1 of this Agreement, exercisable at the Exercise Price.

3.  Terms of the Option.

3.1  Type of Option. The Option is intended to be a nonstatutory stock option under Section 422 of the Code.

3.2  Option Period; Exercisability. The Option may be exercised in whole shares during the period commencing on the Date of Grant and terminating on the Date of Expiration, as follows:

(a)  no part of the Option may be exercised during the six (6) months following the Date of Grant or at any time after the Date of Expiration;

(b)  beginning on the first anniversary after the Date of Grant, the Option may be exercised as to a maximum of six-forty-eighth (6/48th) of the Covered Shares;

(c)  beginning on the first day of each month thereafter, the Option may be exercised as to an additional one-forty-eighth (1/48th) of the Covered Shares until the Option is exercisable as to all of the Covered Shares.

Notwithstanding the foregoing, in the event that within two (2) years following a Change in Control the Optionee’s Service is terminated by the Company and/or its Affiliates without Cause or the Optionee terminates the Optionee’s Service for Good Reason or in the event of termination of the Optionee’s Service by reason of Disability or death, the Option shall thereupon become exercisable at any time prior to the Date of Expiration, as to the full number of Covered Shares. In no event shall the number of Covered Shares as to which the Option is exercisable increase after termination of the Optionee’s Service.

3.3  Nontransferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee, or, in the event of the Optionee’s legal disability, by the Optionee’s legal representative.

3.4  Payment of the Exercise Price. The Optionee, upon exercise, in whole or in part, of the Option, may pay the Exercise Price by any or all of the following means, either alone or in combination:

(a)  cash or check payable to the order of the Company;

(b)  if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system delivery (either actual or constructive) of shares of unencumbered Common Stock (provided that such shares, if acquired under the Option or under any other option or award granted under the Plan or any other plan sponsored or mentioned by the Company, have been held by the Optionee for at least six (6) months) that have an aggregate Fair Market Value on the Date of Exercise equal to that portion of the Exercise Price being paid by delivery of such shares; or

(c)  if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system and in accordance with such rules as may be specified by the Committee, delivery to the Company of a properly executed exercise notice and irrevocable instructions to a registered securities broker promptly to deliver to the Company cash equal to the Exercise Price for that portion of the Option being exercised.

4.  Capital Adjustments. The number of Covered Shares as to which the Option has not been exercised, the Exercise Price, and the type of stock or other consideration to be received on exercise of the Option shall be subject to such adjustment or change, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, split-ups, spin-offs, recapitalizations, reclassifications, combinations or exchanges of shares, mergers, consolidations, liquidations, or the like, of or by the Company. Any adjustment determined to be appropriate by the Committee shall be conclusive and shall be binding on the Optionee.

5.  Exercise.

5.1  Notice. The Option shall be exercised, in whole or in part (but in no event for less than one hundred (100) Covered Shares or the number of Covered Shares remaining subject to the Option, if less) by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by full payment (or means of full payment permitted by Section 3.4 hereof) of the Exercise Price with respect to that portion of the Option being exercised. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

5.2  Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the satisfaction of any applicable federal, state and local tax withholding requirements. The Optionee may satisfy any such withholding obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Optionee upon exercise of the Option; or (c) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, delivering to the Company already-owned and unencumbered shares of Common Stock. For purposes of this Section 5.2, shares of Common Stock that are withheld or delivered to satisfy applicable withholding taxes shall be valued at their Fair Market Value on the date the withholding tax obligation arises, and in no event shall the aggregate Fair Market Value of the shares of Common Stock withheld and/or delivered pursuant to this Section 5.2 exceed the minimum amount of taxes required to be withheld in connection with exercise of the Option.

5.3  Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares as to which the Option may be exercised in an amount equal to the number of shares of Common Stock as to which the Option is exercised.

6.  Representations. The Optionee agrees that, upon the issuance of any shares of Common Stock upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (a) has received and reviewed a copy of the Plan; (b) is capable of evaluating the merits and risks of exercising the Option and acquiring the shares and able to bear the economic risks of such investment; (c) has made such investigation as he or she deems necessary and appropriate of the business and financial prospects of the Company; and (d) is acquiring the shares for investment only and not with a view to resale or other distribution thereof. The Optionee shall make such other representations and warranties that the Committee may request for the purpose of complying with applicable law.

7.  Legends. The Optionee agrees that the certificates evidencing the shares of Common Stock issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect the transfer and other restrictions contained in the Plan, this Agreement, or to comply with applicable laws.

8.  Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement.

9.  Service. Neither the grant of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to employ or retain the Optionee for any period.

10.  Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any rights or benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee.

11.  Governing Law. The validity, construction, interpretation and enforceability of this agreement shall be determined and governed by the laws of the State of Maryland without giving effect to the principles of conflicts of laws.

12.  Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision that is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf by the undersigned, thereunto duly authorized, effective as of the Date of Grant.

ATTEST:          GENVEC, INC.

__________________________    By:__________________________
Tricia J. Richardson           Jeffrey W. Church
Investor Relations Specialist     Chief Financial Officer, Treasurer
                  & Corporate Secretary

Accepted and agreed to as of the Date of Grant:___________________________

“EXHIBIT A”
EXERCISE OF OPTION

Board of Directors
GENVEC, Inc.
65 West Watkins Mill Road,
Gaithersburg, MD 20878

Gentlemen:

The undersigned, the Optionee under the Nonstatutory Stock Option Agreement (“Agreement”) identified as Option No. ____—___ granted pursuant to the GENVEC, Inc. 2002 Stock Incentive Plan, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase ___ shares of Common Stock of GENVEC, Inc., par value $0.001 per share (the “Option Shares”), and herewith makes payment of $    in the form of (check all that apply and if more than one is checked, indicate the amount to be paid by each payment method):

[ ] Cash or Check:
[ ] Common Stock:
[ ] Brokerage Transaction:

The undersigned hereby elects to satisfy applicable withholding requirements by (check all that apply and, if more than one is checked, indicate the amount to be withheld by each withholding method):

[ ] Cash or Check:
[ ] Withholding of Common Stock:
[ ] Delivery of Common Stock:

Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

The undersigned hereby represents as follows:

1. The Optionee has received and reviewed a copy of the Plan and the statutory prospectus relating to the Plan.

2. The certificate(s) for the Option Shares may be legended, for certain officers who may be deemed affiliates of the Company, to the effect that such officers may not reoffer or resell the Option Shares in a transaction which is not registered under the Securities Act of 1933, as amended ("the Act"), except pursuant to the Securities and Exchange Commission's Rule 144 under the Act, or another exemption thereunder.

Date: __________________________________________

______________________________________________
(Signature of Optionee)

Date received by GENVEC, Inc.: ____________________

Received by:____________________________________

Note: Shares of Common Stock being delivered in payment of all or any part of the Exercise Price must be represented by certificates registered in the name of the Optionee and duly endorsed by the Optionee and by each and every other co-owner in whose name the shares may also be registered.

OPTION NUMBER:
OPTIONEE:
DATE OF GRANT:
EXERCISE PRICE:
COVERED SHARES:
GENVEC, INC.
2002 STOCK INCENTIVE PLAN
DIRECTOR STOCK OPTION AGREEMENT

1.  Definitions. In this Agreement, capitalized terms used herein and not defined elsewhere herein shall have the following meanings:

1.1   “Agreement” means this Director Stock Option Agreement.

1.2  “Board” means the Board of Directors of the Company.

1.3   A "Change in Control" means the occurrence of any of the following events:

(a) any Person or Persons acting together, excluding employee benefit plans of the Company, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 or any successor provisions thereto), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

(b) the Company's stockholders approve (or, in the event no approval of the Company's stockholders is required, the Company consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) the Company's outstanding securities, (ii) the surviving entity's outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's assets (other than a transfer to a Subsidiary); or

(d) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

1.4   “Code” means the Internal Revenue Code of 1986, as amended.

1.5  “Committee” means the committee(s), subcommittee(s), or person(s) charged, pursuant to the provisions of the Plan, with the administration of the Plan.

1.6  “Common Stock” means the common stock, par value $ 0.001 per share, of the Company.

1.7  “Company” means GENVEC, Inc., a Delaware corporation, and any successor thereto.

1.8  “Covered Shares” means the shares of Common Stock subject to the Option.

1.9  “Date of Exercise” means the date on which the Company receives notice pursuant to Section 5(a) of the exercise, in whole or in part, of the Option.

1.10  “Date of Expiration” means the date on which the Option shall expire, which shall be the earliest of the following times:

(a)  ninety (90) days after termination of the Optionee’s Service for any reason, other than death or Disability, provided, however, that if the Optionee dies during such ninety (90) day period, one (1) year after such termination; or

(b)  three (3) years after termination of the Optionee’s Service with the Company by reason of death or Disability; or

(c)  ten (10) years after the Date of Grant.

1.11   “Date of Grant” means the date set forth at the beginning of this Agreement.

1.12  “Disability” means the Optionee’s total and permanent disability as defined in Section 22(e)(3) of the Code.

1.13  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14  “Exercise Price” means the dollar amount per share of Common Stock set forth on page 1 of this Agreement, as it may be adjusted from time to time pursuant to Section 4 hereof.

1.15  “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select.

1.16   “Option” means the stock option granted to the Optionee in Section 2 of this Agreement.

1.17  “Optionee” means the person identified on page 1 of this Agreement.

1.18   “Person” means the term “person” within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof.

1.19  “Plan” means the GENVEC, Inc. 2002 Stock Incentive Plan, as amended from time to time.

1.20   “Service” means, the Optionee’s service to the Company as member of the Company’s Board.

2.  Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee, as of the Date of Grant, the Option to purchase from the Company that number of shares identified as the “Covered Shares” on page 1 of this Agreement, exercisable at the Exercise Price.

3.  Terms of the Option.

3.1  Type of Option. The Option is intended to be a nonstatutory stock option under Section 422 of the Code.

3.2  Option Period; Exercisability. The Option may be exercised in whole shares during the period commencing on the Date of Grant and terminating on the Date of Expiration, as follows:

(a)  no part of the Option may be exercised during the six (6) months following the Date of Grant or at any time after the Date of Expiration;

(b)  beginning on the date six (6) months after the Date of Grant, the Option may be exercised as to a maximum of fifty percent (50%) of the Covered Shares;

(c)  beginning on the date of the next annual meeting of stockholders thereafter, the Option may be exercised as to all of the Covered Shares.

Notwithstanding the foregoing, upon a Change in Control, the Option shall thereupon become exercisable at any time prior to the Date of Expiration, as to the full number of Covered Shares. In no event shall the number of Covered Shares as to which the Option is exercisable increase after termination of the Optionee’s Service.

3.3  Nontransferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee, or, in the event of the Optionee’s legal disability, by the Optionee’s legal representative.

3.4  Payment of the Exercise Price. The Optionee, upon exercise, in whole or in part, of the Option, may pay the Exercise Price by any or all of the following means, either alone or in combination:

(a)  cash or check payable to the order of the Company;

(b)  if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system delivery (either actual or constructive) of shares of unencumbered Common Stock (provided that such shares, if acquired under the Option or under any other option or award granted under the Plan or any other plan sponsored or mentioned by the Company, have been held by the Optionee for at least six (6) months) that have an aggregate Fair Market Value on the Date of Exercise equal to that portion of the Exercise Price being paid by delivery of such shares; or

(c)  if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system and in accordance with such rules as may be specified by the Committee, delivery to the Company of a properly executed exercise notice and irrevocable instructions to a registered securities broker promptly to deliver to the Company cash equal to the Exercise Price for that portion of the Option being exercised.

4.  Capital Adjustments. The number of Covered Shares as to which the Option has not been exercised, the Exercise Price, and the type of stock or other consideration to be received on exercise of the Option shall be subject to such adjustment or change, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, split-ups, spin-offs, recapitalizations, reclassifications, combinations or exchanges of shares, mergers, consolidations, liquidations, or the like, of or by the Company. Any adjustment determined to be appropriate by the Committee shall be conclusive and shall be binding on the Optionee.

5.  Exercise.

5.1  Notice. The Option shall be exercised, in whole or in part (but in no event for less than one hundred (100) Covered Shares or the number of Covered Shares remaining subject to the Option, if less) by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by full payment (or means of full payment permitted by Section 3.4 hereof) of the Exercise Price with respect to that portion of the Option being exercised. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

5.2  Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the satisfaction of any applicable federal, state and local tax withholding requirements. The Optionee may satisfy any such withholding obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Optionee upon exercise of the Option; or (c) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, delivering to the Company already-owned and unencumbered shares of Common Stock. For purposes of this Section 5.2, shares of Common Stock that are withheld or delivered to satisfy applicable withholding taxes shall be valued at their Fair Market Value on the date the withholding tax obligation arises, and in no event shall the aggregate Fair Market Value of the shares of Common Stock withheld and/or delivered pursuant to this Section 5.2 exceed the minimum amount of taxes required to be withheld in connection with exercise of the Option.

5.3  Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares as to which the Option may be exercised in an amount equal to the number of shares of Common Stock as to which the Option is exercised.

6.  Representations. The Optionee agrees that, upon the issuance of any shares of Common Stock upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (a) has received and reviewed a copy of the Plan; (b) is capable of evaluating the merits and risks of exercising the Option and acquiring the shares and able to bear the economic risks of such investment; (c) has made such investigation as he or she deems necessary and appropriate of the business and financial prospects of the Company; and (d) is acquiring the shares for investment only and not with a view to resale or other distribution thereof. The Optionee shall make such other representations and warranties that the Committee may request for the purpose of complying with applicable law.

7.  Legends. The Optionee agrees that the certificates evidencing the shares of Common Stock issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect the transfer and other restrictions contained in the Plan, this Agreement, or to comply with applicable laws.

8.  Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement.

9.  Service. Neither the grant of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to retain the Optionee for any period.

10.  Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any rights or benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee.

11.  Governing Law. The validity, construction, interpretation and enforceability of this agreement shall be determined and governed by the laws of the State of Maryland without giving effect to the principles of conflicts of laws.

12.  Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision that is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf by the undersigned, thereunto duly authorized, effective as of the Date of Grant.

ATTEST:             GENVEC, INC.

______________________          By: ____________________________
Tricia J. Richardson        Jeffrey W. Church
Investor Relations Specialist             Chief Financial Officer, Treasurer
                    & Corporate Secretary

Accepted and agreed to as of the Date of Grant:___________________________

“EXHIBIT A”
EXERCISE OF OPTION

Board of Directors
GENVEC, Inc.
65 West Watkins Mill Road,
Gaithersburg, MD 20878

Gentlemen:

The undersigned, the Optionee under the Director Stock Option Agreement (“Agreement”) identified as Option No. ____—___ granted pursuant to the GENVEC, Inc. 2002 Stock Incentive Plan, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase ___ shares of Common Stock of GENVEC, Inc., par value $0.001 per share (the “Option Shares”), and herewith makes payment of $    in the form of (check all that apply and if more than one is checked, indicate the amount to be paid by each payment method):

[ ] Cash or Check:
[ ] Common Stock:
[ ] Brokerage Transaction:

The undersigned hereby elects to satisfy applicable withholding requirements by (check all that apply and, if more than one is checked, indicate the amount to be withheld by each withholding method):

[ ] Cash or Check:
[ ] Withholdoing of Common Stock:
[ ] Delivery of Common Stock:

Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

The undersigned hereby represents as follows:

1. The Optionee has received and reviewed a copy of the Plan and the statutory prospectus relating to the Plan.

2. The certificate(s) for the Option Shares may be legended to the effect that directors may not reoffer or resell the Option Shares in a transaction which is not registered under the Securities Act of 1933, as amended ("the Act"), except pursuant to the Securities and Exchange Commission's Rule 144 under the Act, or another exemption thereunder.

Date: ____________________________________

________________________________________
(Signature of Optionee)

Date received by GENVEC, Inc.:_______________

Received by:_______________________________

Note: Shares of Common Stock being delivered in payment of all or any part of the Exercise Price must be represented by certificates registered in the name of the Optionee and duly endorsed by the Optionee and by each and every other co-owner in whose name the shares may also be registered.